Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 8 Dated September 22, 2016
To Prospectus Dated May 10, 2016

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated May 10, 2016 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.
SUITABILITY STANDARDS
The Kentucky suitability standard under the caption “Suitability Standards” on page iv of the Prospectus is superseded in its entirety by the following:
Kentucky - Investors must have either (i) a minimum net worth of at least $70,000 and a minimum annual gross income of at least $70,000, or (ii) a minimum net worth of $250,000. In addition, a Kentucky resident's investment in our Shares or the shares of our affiliated, non-publicly traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of a person's net worth (total assets, exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.